Loan No. 1010763

EXHIBIT 10.31
RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
WELLS FARGO BANK, NATIONAL ASSOCIATION
Commercial Real Estate Loan Administration
600 California Street, 17th Floor
San Francisco, California 94108
Attention: Precilla Cavan
Loan No. 1010763

SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease To Security Instrument)
NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.
THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made November 14, 2013, by and between ECI FOUR GOLD STREET LLC a Delaware limited liability company (“Owner” or “Landlord”), TIVO INC., a Delaware corporation (“Tenant”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).
R E C I T A L S

A.
Pursuant to the terms and provisions of a lease dated October 6, 1999, as amended (“Lease”), Tenant holds a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).

B.
Owner has executed a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Security Instrument”) securing, among other things, a Promissory Note secured by Deed of Trust (“Note”) in the principal sum of [Forty Million Three Hundred Thousand Dollars ($40,300,000)], dated November 14, 2013, in favor of Lender, evidencing a loan in that amount (“Loan”). The Security Instrument has been recorded prior to the date of this Agreement or is to be recorded November 25, 2013 under Instrument No. 22456442.

C.
As a condition to making the Loan secured by the Security Instrument, Lender requires that the Security Instrument be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Tenant under the Lease and that the Tenant specifically and unconditionally subordinate the Lease to the lien of the Security Instrument.

D.	Owner and Tenant have agreed to the subordination, attornment and other agreements herein in favor of Lender.
NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Tenant hereby agree for the benefit of Lender as follows:

1.	SUBORDINATION. Owner and Tenant hereby agree that:

1.1
Prior Lien. The Security Instrument securing the Note in favor of Lender, and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect

Loan No. 1010763

to any additional advances made subject to the Security Instrument), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease on and subject to the terms and conditions of this Agreement;

1.2	Subordination. Lender would not make the Loan without this agreement to subordinate; and

1.3
Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Security Instrument and shall supersede and cancel, but only insofar as would affect the priority between the Security Instrument and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Tenant individually declares, agrees and acknowledges for the benefit of Lender that:

1.4
Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Security Instrument or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

1.5
Subordination. Tenant intentionally and unconditionally subordinates all of Tenant’s right, title and interest in and to the Property to the lien of the Security Instrument and understands that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this subordination.

2.	ASSIGNMENT. Tenant acknowledges and consents to the assignment of the Lease by Landlord in favor of Lender.

3.	ADDITIONAL AGREEMENTS. Tenant covenants and agrees that, during all such times as Lender is the Beneficiary under the Security Instrument:

3.1
Modification, Termination and Cancellation. Without Lender’s prior written consent: (a) Tenant will not enter into any modification or amendment of the Lease, (b) Tenant will not enter into an early termination or cancellation of the Lease (in whole or in part), and Tenant will not make any payment to Landlord in consideration of any such modification, amendment, termination or cancellation of the Lease;

3.2
Notice of Default. Tenant will notify Lender in writing concurrently with any notice given to Landlord of any default by Landlord under the Lease, and Tenant agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth in the Lease and Tenant will not pursue any remedies by reason of such default by Landlord if Lender cures such default within the time period provided in the Lease for the cure thereof by Landlord (or any longer cure period provided to Lender under the Lease); provided, however, that if such default cannot with diligence be cured by Lender within such period, the commencement of action by Lender within such period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence to completion;

3.3
No Advance Rents. Tenant will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease with the understanding that the payment of any installments of Additional Rent, including estimated payments of Operating Expenses made by Tenant pursuant to the Lease shall not be deemed payments of advance rent; and

3.4
Assignment of Rents. Upon receipt by Tenant of written notice from Lender that Lender has elected to terminate the license granted to Landlord to collect rents, as provided in the Security Instrument, and directing the payment of rents by Tenant to Lender, Tenant shall comply with such direction to pay and shall not be required to determine whether Landlord is in default under the Loan and/or the Security Instrument. Owner by its execution hereof authorizes Tenant to accept notice from Lender and pay any amounts payable under the Lease directly to Lender and waives all claims against Tenant for any such amounts so paid at Lender’s direction. Tenant may conclusively rely on any written notice provided to Tenant by Lender notwithstanding

Loan No. 1010763

any claims by Owner contesting the validity of any term or condition of such notice, including, any default claimed by Lender, and Tenant shall have no duty to inquire into the validity or circumstances underlying any such notice.

4.
ATTORNMENT. In the event of a foreclosure under the Security Instrument, or if the interests of Owner shall be transferred to and/or owned by Lender for any reason, Owner, Lender and Tenant agree for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Landlord’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Security Instrument) as follows:

4.1
Payment of Rent. Tenant shall pay to Lender all rental payments required to be made by Tenant pursuant to, and in accordance with, the terms of the Lease for the duration of the term of the Lease from and after Lender’s succeeding to Landlord’s interest in the Lease;

4.2
Continuation of Performance. Tenant shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Landlord’s interest in the Lease and giving written notice thereof to Tenant;

4.3
No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Tenant may have by reason of any act or omission of Landlord under the Lease prior to Lender succeeding to Landlord’s interest in the Lease (other than those matters for which Tenant has given to Lender written notice and an opportunity to cure under Section 3.2 of this Agreement, and which continue beyond the date of Lender's succession to ownership), nor for the return of any sums which Tenant may have paid to Landlord under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Landlord to Lender; and

4.4
Subsequent Transfer. If Lender, by succeeding to the interest of Landlord under the Lease, should become obligated to perform the covenants of Landlord thereunder, then, upon any further transfer of Landlord’s interest by Lender, all of such obligations arising after such further transfer shall terminate and be released as to Lender.

5.
NON-DISTURBANCE. In the event of a foreclosure under the Security Instrument, or if the interests of Owner shall be transferred to and/or owned by Lender for any reason, so long as there shall then exist no material breach, default, or event of default (beyond any applicable notice and cure period) on the part of Tenant under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the terms and provisions of the Lease (including the obligation to disburse the Allowance referenced in the Second Amendment to Lease Agreement dated May 15, 2009), except as modified by this Agreement; provided, however, that Tenant and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property; any right of first refusal to purchase with respect to the Property.

6.	MISCELLANEOUS.

6.1
Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Owner under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Owner or others.

6.2
Notices. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the

Loan No. 1010763

result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Owner:	ECI Four Gold Street LLC c/o Embarcadero Capital Partners LLC 1301 Shoreway Road, Suite 250 Belmont, California 94002-4151 Attention: Steve Folan and Eric Yopes
Tenant:	TiVo Inc. 2160 Gold Street San Jose, CA 95002
Lender:	Wells Fargo Bank, National Association Commercial Real Estate Loan Administration 600 California Street, 17th Floor San Francisco, CA 94108 Attention: Precilla Cavan Loan #: 1010763

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

6.3
Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Agreement shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.

6.4	Headings. All article, section or other headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement.

6.5
Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

6.6	Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.
[Signatures follow on next page]

Loan No. 1010763

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.
IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

“OWNER”
ECI FOUR GOLD STREET LLC, a Delaware limited liability company

By: ECI Four GRE Gold Street LLC, a Delaware limited liability company, its sole member

By: Embarcadero Capital Investors Four LP, a Delaware limited partnership its managing member

By: ECP Four LLC a Delaware limited liability company its general Partner By: /s/ Eric Yopes Name: Eric Yopes Title: Manager

“LENDER”
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Jay Regenbey Name: Jay Regenbey Title: SVP

“TENANT”
TIVO INC., a Delaware corporation

By: /s/ Naveen Chopra Name: Naveen Chopra Title: CFO

(ALL SIGNATURES MUST BE ACKNOWLEDGED)

EXHIBIT A
Loan No. 1010763

DESCRIPTION OF PROPERTY
EXHIBIT A to Subordination Agreement; Acknowledgment of Lease Assignment, Attornment and Non-Disturbance Agreement dated as of November 14, 2013, executed by ECI Four Gold Street LLC, a Delaware limited liability company, as “Owner” or “Landlord”, TIVO INC., as “Tenant”, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as “Lender”.
All the certain real property located in the City of San Jose, County of Santa Clara, State of California, described as follows:
PARCEL ONE:
PARCEL 2, AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED SEPTEMBER 29, 1998 IN BOOK 708 OF MAPS, PAGES 33, 34, 35, 36 AND 37, SANTA CLARA COUNTY RECORDS.
ALSO, THE PARCEL OF LAND DESCRIBED IN THE DIRECTOR'S DEED BY THE STATE OF CALIFORNIA TO WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, RECORDED DECEMBER 23, 1999 AS INSTRUMENT NO. 15100977, OFFICIAL RECORDS.
ALSO, THE PARCEL OF LAND DESCRIBED IN THE DIRECTOR'S DEED BY THE STATE OF CALIFORNIA TO WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, RECORDED DECEMBER 23, 1999 AS INSTRUMENT NO. 15100978, OFFICIAL RECORDS.
PARCEL TWO:
PARCEL C AS SHOWN ON THAT CERTAIN MAP ENTITLED "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 1 OF THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON SEPTEMBER 29, 1998 IN BOOK 708 OF MAPS, PAGES 33-37 AND THAT PARCEL OF LAND AS CONVEYED IN THAT CERTAIN DOCUMENT RECORDED APRIL 10, 2000 INSTRUMENT NO. 15208783" FILED FOR RECORD IN THE OFFICE OF THE RECORDER FOR THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 20, 2003 IN BOOK 757, PAGES 46, 47 AND 48, RECORDS OF SANTA CLARA COUNTY.
PARCEL THREE:
PARCEL A AS SHOWN ON THAT CERTAIN MAP ENTITLED "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 1 OF THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON SEPTEMBER 29, 1998 IN BOOK 708 OF MAPS, PAGES 33-37 AND THAT PARCEL OF LAND AS CONVEYED IN THAT CERTAIN DOCUMENT RECORDED APRIL 10, 2000 INSTRUMENT NO. 15208783" FILED FOR RECORD IN THE OFFICE OF THE RECORDER FOR THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 20, 2003 IN BOOK 757, PAGES 46, 47 AND 48, RECORDS OF SANTA CLARA COUNTY.
PARCEL FOUR:
PARCEL B AS SHOWN ON THAT CERTAIN MAP ENTITLED "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 1 OF THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON SEPTEMBER 29, 1998 IN BOOK 708 OF MAPS, PAGES 33-37 AND THAT PARCEL OF LAND AS CONVEYED IN THAT CERTAIN DOCUMENT RECORDED APRIL 10, 2000 INSTRUMENT NO. 15208783" FILED FOR RECORD IN THE OFFICE OF THE RECORDER FOR THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 20, 2003 IN BOOK 757, PAGES 46, 47 AND 48, RECORDS OF SANTA CLARA COUNTY.
PARCEL FIVE:
EASEMENTS FOR CONSTRUCTION, MAINTENANCE, REPAIR, REPLACEMENT AND USE OF A STORM DRAINAGE SYSTEM, TOGETHER WITH THE RIGHT TO ENTER UPON CERTAIN ADJOINING LAND FOR SUCH PURPOSES, AND TEMPORARY EASEMENTS FOR CONSTRUCTION OF A STORM DRAINAGE SYSTEM, AS RESERVED TO TRANS COUNTY TRANSPORT, A CALIFORNIA CORPORATION, AND DESCRIBED IN THE GRANT DEED TO THE SANTA CLARA COUNTY TRANSIT DISTRICT RECORDED SEPTEMBER 4, 1997 AS INSTRUMENT NO. 13843161, AND IN THE GRANT OF EASEMENT BY SAID SANTA CLARA COUNTY TRANSIT DISTRICT RECORDED SEPTEMBER 4, 1997 AS INSTRUMENT NO. 13843162, OFFICIAL RECORDS.
PARCEL SIX:

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EXHIBIT A
Loan No. 1010763

NON-EXCLUSIVE EASEMENT FOR PRIVATE STORM DRAINAGE ("P.S.D.E.") AS SHOWN AND DELINEATED ON THAT CERTAIN MAP ENTITLED "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 1 OF THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON SEPTEMBER 29, 1998 IN BOOK 708 OF MAPS, PAGES 33-37 AND THAT PARCEL OF LAND AS CONVEYED IN THAT CERTAIN DOCUMENT RECORDED APRIL 10, 2000 INSTRUMENT NO. 15208783" FILED FOR RECORD IN THE OFFICE OF THE RECORDER FOR THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 20, 2003 IN BOOK 757, PAGES 46, 47 AND 48, RECORDS OF SANTA CLARA COUNTY.
PARCEL SEVEN:
NON-EXCLUSIVE EASEMENT FOR PRIVATE SANITARY SEWER ("P.S.S.E.") AS SHOWN AND DELINEATED ON THAT CERTAIN MAP ENTITLED "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 1 OF THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON SEPTEMBER 29, 1998 IN BOOK 708 OF MAPS, PAGES 33-37 AND THAT PARCEL OF LAND AS CONVEYED IN THAT CERTAIN DOCUMENT RECORDED APRIL 10, 2000 INSTRUMENT NO. 15208783" FILED FOR RECORD IN THE OFFICE OF THE RECORDER FOR THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 20, 2003 IN BOOK 757, PAGES 46, 47 AND 48, RECORDS OF SANTA CLARA COUNTY.
APN: 015-34-081 (Affects portion of Parcel One); 015-34-083 (Affects portion of Parcel One); 015-34-084 (Affects portion of Parcel One); 015-34-120 (Affects Parcel Three); 015-34-121 (Affects portion of Parcel Four); 015-34-122 (Affects portion of Parcel Four); 015-34-123 (Affects portion of Parcel Two) and 015-34-124 (Affects portion of Parcel Two)
ARBS: 015-34-022-04, 024, 024-05, 024-05-01, 024-06, 027, 027-01, 028, 028-01, 048, 049

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Loan No. 1010763

STATE OF CALIFORNIA
COUNTY OF Santa ClaraSS.
On November 12, 2013 before me, (insert name and title of the officer), personally appeared Naveen Chopra    , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal
Signature /s/ Mark Nishihara
My commission expires12/4/2014_.

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